UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 29, 2026

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,	New York,	NY	10036
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(212)	345-5000
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MRSH	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02        Results of Operations and Financial Condition

    On January 29, 2026, Marsh & McLennan Companies, Inc. issued a press release reporting financial results for the fourth quarter and full year ended December 31, 2025, and announcing that a conference call to discuss such results will be held at 8:30 a.m. Eastern time on January 29, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. For purposes of Section 18 of the Securities Exchange Act of 1934, the press release is deemed furnished not filed.
Item 9.01        Financial Statements and Exhibits

(d)        Exhibits

99.1      Press release issued by Marsh & McLennan Companies, Inc. on January 29, 2026

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Connor Kuratek
Name:	Connor Kuratek
Title:	Deputy General Counsel & Corporate Secretary

Date:      January 29, 2026

EXHIBIT INDEX

Exhibit No.           Exhibit

99.1	Press release issued by Marsh & McLennan Companies, Inc. on January 29, 2026.
4